EXHIBIT 99.1 - Statement Re: Computation of Per Share Earnings

CARROLLTON BANCORP

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Carrollton Bancorp (the “Company”) on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission and which this Certification is an exhibit (the “Report”), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period reflected therein.

Date	August 8, 2002	/s/ Robert A. Altieri
Robert A. Altieri
President and Chief Executive Officer

Date	August 8, 2002	/s/ Randall M. Robey
Randall M. Robey
Treasurer, Executive Vice President & CFO